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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                November 1, 1996
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                            CYPRESS BIOSCIENCE, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)





         Delaware                  0-12943                22-2389839
-------------------------------  ------------  ---------------------------------
(State or other jurisdiction of  (Commission   (IRS Employer Identification No.)
       incorporation)            File Number)




                         4350 Executive Drive, Suite 325
                               San Diego, CA 92121
                         -------------------------------
                    (Address of principal executive offices)



                                 (619) 452-2323
                ------------------------------------------------
              (Registrant's telephone number, including area code)
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                                TABLE OF CONTENTS

ITEM                                                                                  PAGE
----                                                                                  ----

1.     Changes in Control of Registrant                                                 *

2.     Acquisition or Disposition of Assets                                             3

3.     Bankruptcy or Receivership                                                       *

4.     Changes in Registrant's Certifying Accountant                                    *

5.     Other Events                                                                     *

6.     Resignations of Registrant's Directors                                           *

7.     Financial Statements and Exhibits

       (a)  Financial statements of businesses acquired                                 4

       (b)  Pro forma financial information                                             4

       (c)  Exhibits                                                                    5


Signatures                                                                              6


*No information provided due to inapplicability of item.


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS


On November 1, 1996, Cypress Bioscience, Inc., a Delaware corporation (the "Company") completed its acquisition (the "Merger") of PRP, Inc., a Delaware corporation ("PRP") pursuant to that certain Agreement and Plan of Merger and Reorganization dated October 10, 1996 by and among the Company, Cypress Acquisition Sub, Inc. and PRP (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, upon the consummation of the Merger, the Company assumed all of the assets and liabilities of PRP.

In connection with the Merger, the Company issued to the holders of certain indebtedness of PRP (the "Bridge Debtholders") in full satisfaction and settlement of such indebtedness a total of 1,118,438 Units (with each Unit consisting of two shares of Common Stock of the Company (the "Shares") and one warrant (the "Warrants") to purchase one share of Common Stock of the Company (the "Warrant Shares"), with a total value equal to $4,473,799.85 (based upon a price of $4.00 per Unit).

In addition, the holders of PRP equity securities (including holders of options and warrants of PRP) (the "Equity Holders") will be entitled to receive certain payments (the "Earn-Out Payments"), if any, on a pro rata basis, on net sales of products developed using PRP's technology acquired by the Company in the Merger (the "Earn-Out Products"). The Company's obligation to make Earn-Out Payments with respect to Earn-Out Products shall commence on the date of first commercial sale to any third party of such Earn-Out Product by the Company, its affiliates or licensees and shall terminate on a country-by-country basis upon the later of
(i) the expiration or invalidation of the last issued patent owned, licensed or otherwise controlled by the Company in such country, or abandonment, disclaimer or rejection of the last pending patent application owned, licensed or otherwise controlled by the Company in such country, covering the manufacture, use or sale of such Earn-Out Product, and (ii) fourteen years after the first commercial sale anywhere in the world of the Earn-Out Product by the Company, its affiliates or sublicensees. The amount of any Earn-Out Payment to be paid on Earn-Out Products sold in a country in which, at the time of such sale, the Earn-Out Product is not covered by and encompassed within the scope of one or more claims contained in an unexpired patent or in a pending patent application included in the patents and patent applications acquired by the Company pursuant to the Merger, shall be reduced by 50%.

In addition to the Earn-Out Payments described above, within 30 days of the earlier of the date of (i) public announcement of an approvable letter or other substantially similar form of approval from the United States Food and Drug Administration (the "FDA") relating to the approval of the use of Infusible Platelet Membranes ("IPM") for the treatment of thrombocytopenia (the "FDA Approvable Letter"), and (ii) public announcement by the FDA of an equivalent approval of IPM, if any, the Company shall make a payment of $5,000,000 (the "Milestone Payment") to the Equity Holders, with such payment being in the form of, at the Company's sole and absolute discretion, cash, Company Common Stock or a combination of cash and Company Common Stock. In the event the Company elects to make the Milestone Payment, in whole or in part, in the form of Company Common Stock, the value of such Common Stock shall be determined based upon the average closing sales prices, if the Company's Common Stock is quoted on a stock exchange or the Nasdaq National Market System (or the average of the bid and asked prices of the Company's Common Stock as reported by the National Association of Securities Dealers, Inc. electronic interdealer quotation system) for the 15 trading day period commencing on the 10 trading days immediately prior to and including the day of public announcement of the FDA Approvable Letter or the public announcement by the FDA of an equivalent approval of IPM, as the case may be, and for the 5 trading days immediately after the day of the public announcement of the FDA Approvable Letter or the public announcement of an equivalent approval of IPM, as the case may be. In the event the Company elects to make the Milestone Payment, in whole or in part, in Company Common Stock, the Company will be obligated, at its own expense, to register such shares for resale under the Securities Act of 1933, as amended.

In consideration of certain investment banking advisory services provided by EGS Securities Corp. ("EGS") to PRP in connection with the transactions contemplated by the Merger, the Company issued to EGS 27,961 Units with a total value equal to $118,845 (based upon a price of $4.00 per Unit). In addition, the Company is obligated, upon the payment of the Milestone Payment, if any, and each time any Earn-Out Payment is made to the Equity Holders, to pay to EGS, for services rendered to PRP in connection with the Merger, from such Milestone Payment or Earn-Out Payment, as the case may be, prior to any distribution to be made to the Equity Holders, an amount in cash equal to two and one-half percent (2 1/2%) of the Milestone Payment and each Earn-Out Payment.

On November 4, 1996, the Company filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") registering for resale the Shares, Warrants and Warrant Shares issued to the Bridge Debtholders and EGS in connection with the Merger.

Pursuant to the terms of the Merger Agreement, subject to limited exceptions, the Company is obligated to spend $4,000,000 to commercialize and advance IPM as a principal product of the Company. The only circumstances under which the Company may decrease or cease commercialization of IPM prior to expending $4,000,000 would be if the Company encounters critical problems with the commercialization of IPM, including problems related to IPM's safety, efficacy or economic viability, such as would render IPM, on a stand-alone basis, unsafe, ineffective or incapable of generating a reasonable, positive cash flow. After the Company has expended $4,000,000 on the commercialization of IPM, the Company has agreed to use commercially reasonable efforts to optimize commercialization of Earn-Out Products.

There were no material relationships between the Company or any of its affiliates, directors or officers and the persons to whom the Company issued securities or to whom the Company is obligated to make future payments, if any, in connection with the Merger.

The Company's principal executive offices are located at 4350 Executive Drive, Suite 325, San Diego, California, 92121. The Company develops, manufactures and markets medical devices for the treatment and diagnosis of select immune-mediated diseases, transplantations and cancers.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           a.  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               Financial Statements of PRP, Inc. filed as Exhibit 99.1 herewith

           b.  PRO FORMA FINANCIAL INFORMATION

               Proforma Condensed Consolidated Financial Statements of Cypress Bioscience, Inc. and PRP, Inc. filed as Exhibit 99.2 herewith


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C.  EXHIBITS


     Exhibit Number     Document

     Exhibit 2.1*       Agreement and Plan of Merger and Reorganization dated October 10, 1996, by and among Registrant, Cypress Acquisition Sub, Inc. and PRP, Inc.

     Exhibit 4.1*       Warrant Agreement date September 18, 1996, between Registrant and American
                        Stock Transfer & Trust Company

     Exhibit 4.2*       Warrant Certificate

     Exhibit 4.3*       Exchange of Bridge Debt and Warrant Termination Agreement between Registrant and certain holders of indebtedness of PRP, Inc.

     Exhibit 4.4*       Modified Fee Agreement date by and among Registrant, PRP, Inc. and EGS
                        Securities Corp.

     Exhibit 23.1**     Consent of Arthur Andersen LLP, Independent Public Accountants

     Exhibit 99.1**     Financial Statements of PRP, Inc.

     Exhibit 99.2**     Pro Forma Condensed Consolidated Financial Statements of Cypress Bioscience,
                        Inc. and PRP, Inc.

     Exhibit 99.3**     Interim Financial Statements of PRP, Inc.


     *Previously filed with the SEC on November 1, 1996 with the initial filing of this Form 8-K.

    **Previously filed with the SEC on January 17, 1997 with Amendment No. 2 to this Form 8-K.



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                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, County of San Diego, State of California, on the 14th day of April, 1998.


                             CYPRESS BIOSCIENCE, INC.

                             By /s/ JAY D. KRANZLER
                                -----------------------------------------------
                                  Jay D. Kranzler, M.D., Ph.D.
                                  Chief Executive Officer and
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)



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                                INDEX TO EXHIBITS


Exhibit Number      Document
--------------      --------

Exhibit 2.1*        Agreement and Plan of Merger and Reorganization dated October 10, 1996, by and among Registrant, Cypress Acquisition Sub, Inc. and PRP, Inc.

Exhibit 4.1*        Warrant Agreement date September 18, 1996, between Registrant and American
                    Stock Transfer & Trust Company

Exhibit 4.2*        Warrant Certificate

Exhibit 4.3*        Exchange of Bridge Debt and Warrant Termination Agreement between
                    Registrant and certain holders of indebtedness of PRP, Inc.

Exhibit 4.4*        Modified Fee Agreement date by and among Registrant, PRP, Inc. and EGS
                    Securities Corp.

Exhibit 23.1**      Consent of Arthur Andersen LLP, Independent Public Accountants

Exhibit 99.1**      Financial Statements of PRP, Inc.

Exhibit 99.2**      Pro Forma Condensed Consolidated Financial Statements of Cypress
                    Bioscience, Inc. and PRP, Inc.

Exhibit 99.3**      Interim Financial Statements of PRP, Inc.


 *Previously filed with the SEC on November 1, 1996, with the initial filing of this Form 8-K.

**Previously filed with the SEC on January 17, 1997 with Amendment No. 2 to this Form 8-K.